FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                         Current Report
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  January 26, 1998

                         MPM Technologies, Inc.
     (Exact name of registrant as specified in its charter)


      Washington              0-14910          81-0436060
     ----------------      ------------   -------------------
     (State or other       (Commission      (IRS Employer
     jurisdiction of       File Number)   Identification No.)
     incorporation)


     222 W. Mission Ave., Suite 30, Spokane, WA            99201
     -------------------------------------------------  -----------
     (Address of principal executive offices)            (Zip Code)


    Registrant's telephone number including area code  (509) 326 3443


         (Former name or address, if changed since last report)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS




ITEM 3.  BANKRUPTCY OR RECEIVERSHIP




ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS



ITEM 5.  OTHER EVENTS

The Shareholders of the Company passed, ratified and adopted an Amendment to the Company's 1989 Stock Option Plan as recommended by the Board of Directors.

The number of shares of common stock issuable under the Plan is increased by Five Hundred Thousand (500,000) Options now totaling 1,421,000 Options in the Plan after the Amendment. Prior to the Amendment there were 921,000 Options outstanding under the Plan.

ITEM 6.  RESIGNATION OF A REGISTRANT'S DIRECTOR





ITEM 7.  FINANCIAL STATEMENTS.  PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

       (a).  Financial Statements of business acquired

       (b).  Pro forms financial information

       (c).  Exhibits


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        MPM Technologies Inc.


January 26, 1998                         /s/Robert D. Little
--------------------                     ---------------------------
      (Date)                             Robert D. Little
                                         Secretary